UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 6, 2012

RAIT Financial Trust
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	1-14760	23-2919819
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2929 Arch St., 17th Floor, Philadelphia, Pennsylvania		19104
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(215) 243-9000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On March 6, 2012, RAIT Financial Trust (“RAIT”) entered into an underwriting agreement (the “Underwriting Agreement”) with Deutsche Bank Securities Inc. (the “Underwriter”), with respect to the offer and sale (the “Offering”) by RAIT of 6,950,000 shares of RAIT’s common shares of beneficial interest, par value $0.03 per share (“Common Shares”), at a public offering price of $5.30 per Common Share, on the terms set forth therein. As part of the Offering, RAIT granted the Underwriter an option, exercisable for 30 days, to purchase up to an additional 1,042,500 Common Shares (the “Option”).

The Underwriting Agreement contains customary representations, warranties and agreements of RAIT, conditions to closing, indemnification rights and obligations of the parties, and termination provisions. Under the terms of the Underwriting Agreement, RAIT agreed to indemnify the Underwriter against certain specified types of liabilities, including liabilities under the Securities Act of 1933, as amended, to contribute to payments the Underwriter may be required to make in respect of these liabilities and to reimburse the Underwriter for certain expenses. In the ordinary course of business the Underwriter or its affiliates may in the future engage in various financing, commercial banking and investment banking services with, and provide financial advisory services to, RAIT and its affiliates for which they may receive customary fees and expenses.

On March 9, 2012, RAIT issued and sold 6,950,000 Common Shares pursuant to the Offering. The net proceeds to RAIT from the Offering were approximately $34.6 million, after deducting underwriting discounts and commissions and estimated offering expenses payable by RAIT. The Offering was made pursuant to the prospectus supplement dated March 6, 2012 and the accompanying base prospectus dated September 9, 2011, filed with the Securities and Exchange Commission (the “Commission”) pursuant to RAIT’s effective registration statement on Form S-3 (File No. 333-175901) (the “Registration Statement”), which was declared effective by the Commission on September 9, 2011.

The above summary of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by the Underwriting Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 1.1 and incorporated by reference herein. A copy of the opinion of Duane Morris LLP relating to the legality of the issuance and sale of Common Shares in the Offering is attached to this Current Report on Form 8-K as Exhibit 5.1. A copy of the opinion of Ledgewood, a professional corporation, as to tax matters is attached to this Current Report on Form 8-K as Exhibit 8.1. This Current Report on Form 8-K is being filed for the purpose of filing Exhibit 1.1, Exhibit 5.1, Exhibit 8.1, Exhibit 23.1 and Exhibit 23.2 as exhibits to the Registration Statement and such exhibits are hereby incorporated by reference into the Registration Statement.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit
Number	Description

1.1	Underwriting Agreement, dated March 6, 2012, by and between RAIT Financial Trust and Deutsche Bank Securities Inc.

5.1	Opinion of Duane Morris LLP as to validity of the Common Shares.
8.1	Opinion of Ledgewood, a professional corporation, as to tax matters.
23.1	Consent of Duane Morris LLP (included in Exhibit 5.1).

23.2	Consent of Ledgewood, a professional corporation (included in Exhibit 8.1).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAIT Financial Trust

March 12, 2012	By:	/s/ Jack E. Salmon

Name: Jack E. Salmon
Title: Chief Financial Officer and Treasurer

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Exhibit Index

Exhibit No.	Description

1.1	Underwriting Agreement, dated March 6, 2012, by and between RAIT Financial Trust and Deutsche Bank Securities Inc.
5.1	Opinion of Duane Morris LLP as to validity of the Common Shares.
8.1	Opinion of Ledgewood, a professional corporation, as to tax matters.